UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

150 Almaden Blvd, Suite 1250
San Jose, CA  95113

(Address of principal executive offices) (Zip code)

Firsthand Capital Management, Inc.
150 Almaden Blvd, Suite 1250
San Jose, CA  95113

 (Name and address of agent for service)

registrant's telephone number, including area code: (408) 624-9527

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Performance and Portfolio Discussion	8
Audit Letter	14
Portfolio of Investments	15
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Additional Information	41

PERFORMANCE SUMMARY
Period Returns (Average Annual Total Returns as of 12/31/13)

FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR	EXPENSE RATIO
Firsthand Technology Opportunities Fund	31.80%	11.13%	25.28%	10.50%	1.85%
Firsthand Alternative Energy Fund	93.71%	-3.81%	2.64%	•	1.98%
NASDAQ Composite Index	40.17%	17.84%	22.95%	8.82%	•
S&P 500 Index	32.38%	16.14%	17.91%	7.39%	•
WilderHill Clean Energy Index	58.54%	-13.43%	-4.33%	•	•

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. You cannot invest directly in an index.

2	2013 Annual Report

Returns Since Inception (Average Annual Total Returns as of 12/31/13)

FUND (INCEPTION DATE)	AVERAGE ANNUAL TOTAL RETURNS	NASDAQ COMPOSITE INDEX	S&P 500 INDEX	WILDERHILL CLEAN ENERGY INDEX
Firsthand Technology Opportunities Fund (9/30/99)	-1.25%	3.90%	4.54%	•
Firsthand Alternative Energy Fund (10/29/07)	-6.81%	7.81%	5.29%	-19.45%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 12/31/13)

INDUSTRY	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Advanced Materials	0.7%	9.2%
Basic Materials	•	4.4%
Building Automation	•	3.1%
Communications	5.4%	•
Communications Equipment	6.9%	•
Computer	12.8%	•
Electrical Equipment	•	5.7%
Energy Efficiency	•	6.3%
Engineering Service	•	4.6%
Environmental Services	•	1.4%
Industrials	•	5.5%
Intellectual Property	•	0.0%
Internet	38.3%	•
Networking	0.6%	•
Other Electronics	1.4%	5.5%
Peripherals	1.3%	•
Renewable Energy	4.8%	31.3%
Semiconductor Equipment	2.7%	•
Semiconductors	9.1%	7.4%
Social Networking	4.4%	•
Software	6.3%	•
Waste & Environment Service	•	2.6%
Net Other Assets and Liabilities	5.3%	13.0%

Portfolio holdings are subject to change.

www.firsthandfunds.com	3

PRESIDENT’S LETTER

Fellow Shareholders,

This was a great year for the market, a great year tech, and an even better year for clean tech. The NASDAQ Composite Index hit a 13-year high (closing above 4,000 on November 26 for the first time since September 2000), the Dow Jones Industrial Average closed above 15,000 for the first time in history (on May 7) and finished the year at a record high 16,576, and the S&P 500 Index had its best year since 1997. The Federal Reserve remained indecisive throughout much of the second half of 2013 as to whether it would start tapering the bond-buying program it had implemented in 2008 in response to the sub-prime mortgage crisis. This indecision left some investors wary, but the Federal Reserve’s decision in September to delay tapering helped the markets close the year on record highs.

The strong market rally helped Firsthand Technology Opportunites Fund bounce back from its negative returns in the first half of the year to finish the year up 31.80%. Unfortunately, the Fund trailed its primary benchmark, the NASDAQ Composite Index, which posted a gain of 40.17% for the year. Firsthand Funds has always maintained a long-term outlook, however, and I’m pleased that over the 5- and 10-year periods, Firsthand Technology Opportunities Fund has outperformed both the NASDAQ and the S&P 500 indices (please see pages 2 and 3 for performance history).

Solar Soars
The solar industry had a remarkable year. The solar module oversupply problem I talked about in this letter 12 months ago finally resolved thanks to increasing demand, and polysilicon pricing has begun to firm up. Nevertheless, an uptick in demand coupled with lower input costs helped lead solar stocks into heady territory in 2013. Firsthand Alternative Energy Fund had several outperformers in the solar space: Solar City (SCTY), up 376.28%; Sun Power (SPWR), up 430.43%; Jinko Solar (JKS), up 371.82%; SunEdison (SUNE), up 306.54%.

Firsthand Alternative Energy Fund’s heavy weighting in renewable energy (31.3%) helped lift it 93.71% for the year, compared to its benchmark, the WilderHill Clean Energy Index, which finished 2013 up 58.54%.

Mobile Movers
Solar wasn’t the only big story in 2013. Social media continues to drive demand in the technology sector, and social media stocks were some of the top contributors to Firsthand Technology Opportunities Fund during the year. The growing user base for networking sites like Facebook (FB), Twitter (TWTR), Instagram, Pinterest, China’s Weibo, and others means a rapidly growing audience for advertisers. As more users

4	2013 Annual Report

access these sites on their smartphones, mobile advertising is coming of age. The combination of improved mobile bandwidth and evolved, sophisticated IP addressable hardware (phones, wearable tech, and other devices) has resulted in a market ripe for monetization of mobile advertising strategies. Facebook, which struggled in 2012 to expand its reach to the mobile space, wants to capitalize on this revenue potential and, to that end, has been working diligently to increase its mobile user base. The hard work has begun to pay off: In October, the company announced that its mobile monthly active user base, as of the end of Q3, stands at 874 million—up 45% year-over-year.  Facebook finished the year up 105.30%.

Apple
Although shares of Apple (AAPL) finished the year up 8.07%, its underperformance and position as Firsthand Technology Opportunities Fund’s largest holding combined to make the company a significant drag on Fund performance. We remain excited about Apple, and the recent partnership with China Mobile (CHL), China’s largest wireless provider with more than 767 million customers, speaks to the fact that there are still huge opportunities out there for the company. Furthermore, the strong “ecosystem” it has created around its products has led to exceptional customer loyalty, which should serve the company well, even between product cycles.

Cloud Computing Winners and Losers
Application delivery through the cloud is prevalent and real. All the underlying pieces are in place now—virtualization, application architecture, and the motivation from businesses to deliver their products via software-as-a-service (SaaS) models. As larger players like Amazon (AMZN) and Microsoft (MSFT) expand their cloud offerings, two of the early winners in the space—Rackspace (RAX) and VMWare (VMW) —are struggling to compete. The cloud hosting and virtualization companies were two of the biggest underperformers for Firsthand Technology Opportunities Fund this year, with Rackspace down 47.31%, and VMware down 4.71%.

As the Federal Reserve continues to taper its bond-buying program, the U.S. economy appears ready to stand on its own. While some fear that the market has come too far too quickly, we are encouraged by the surprisingly strong gross domestic product growth in recent quarters. The technology sector remains a key driver of economic growth and we continue to work hard to identify the growth companies of tomorrow.

Thank you for your continued investment in Firsthand Funds.

Sincerely,

Kevin Landis
President, Firsthand Funds

www.firsthandfunds.com	5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Example— In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses— The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes— The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table at right are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

6	2013 Annual Report

Firsthand Technology Opportunities Fund

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13 - 12/31/13	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,367.90	$11.04	1.85%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%

Firsthand Alternative Energy Fund

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13 - 12/31/13	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,286.30	$11.41	1.98%
Hypothetical**	$1,000	$1,015.22	$10.06	1.98%

*
Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

**	5% return per year before expenses.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com	7

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Performance and Portfolio Discussion

How did the Fund perform in 2013?
Firsthand Technology Opportunities Fund (TEFQX) posted again of 31.80%, versus a 40.17% gain for the NASDAQ Composite Index and a 32.38% gain for the S&P 500 Index. For the six months ended December 31, 2013, Firsthand Technology Opportunities Fund gained 36.79% compared to a 23.58% gain for the NASDAQ Composite Index and a 16.30% gain for the S&P 500 Index.

Which industries had the greatest impact on the Fund’s performance?
For the period ended December 31, 2013, the Internet industry represented the portfolio’s largest weighting, followed by holdings in the computer and semiconductor industries. The portfolio’s exposure to the communications industry contributed most to the Fund’s underperformance versus its primary benchmark in 2013.

Which individual holdings were the largest contributors to the Fund’s performance?
China-based online entertainment company Tencent Holdings (no U.S. symbol) was one of the top contributors to Fund performance for the period, returning 98.55%. The company’s game portfolio, including popular web game League of Legends, helped it weather a decline in Chinese online ad spending. In September, Tencent announced that it had made an investment in China’s #3 search engine—Sohu (SOHU)—a move shat should help strengthen Tencent’s PC search presence. In November, Tencent announced its WeChat messenging service has nearly 272 million monthly active users worldwide (a 124.3% increase year-over-year).

Another top performer was Amazon (AMZN), up 58.96% for the period. An online retail juggernaut, Amazon continues spending on infrastructure, including new office space and fulfillment centers, as well as expanding its offerings via its Amazon Web Services. The latter includes its digital streaming services and original programming. CEO and founder Jeff Bezos revealed in July that the company’s top 10 sellers worldwide in the second quarter were Kindle, KindleFire, digital content, and other digital products. There is talk of Amazon introducing a phone as well as a set-top box for televisions. The company has also begun testing AmazonFresh, a same-day grocery delivery service, on the West coast.

Google (GOOG) continues to dominate the online search market and was another top contributor to Fund performance in 2013. Google’s revenue in 2012 was a record $50 billion, and in 2013, it beat that record, reaching $58 billion. Although Google’s cost-per-click decreased 11% over last year, its paid click revenue was up 31% year-over-year. Google also sold off Motorola Mobility at a significant loss during Q4, yet still finished the year up 58.43%, which is indicative of the continued strength of its search business. In 2013, Google accounted for roughly 32% of all digital ad spending worldwide.

8	2013 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued
Performance and Portfolio Discussion

China’s Internet search giant Baidu (BIDU) (also known as “China’s Google”) had a strong year, finishing up 77.37%. In mid-July the company announced its plans to buy Netdragon’s (no U.S. symbol) mobile applications business for $1.9 billion. This acqusition would make Baidu the largest mobile game/apps distributor in China. Baidu continues to invest heavily in expanding its mobile business.

Rounding out the top five performers was Facebook (FB).  The company anounced that its mobile monthly active user base, as of the end of 2013, stands at 945 million—up 39% year-over-year and 8.1% from the previous quarter.  The social networking giant also finished Q4 with revenues of $2.6 billion—up 63% from the year-ago quarter. Facebook finished the year up 105.30%.

Which holdings were the greatest detractors from the Fund’s performance?
As the amount of data stored in the cloud continues its extraordinary growth, we remain bullish on the industry. However, cloud computing took a hit in 2013, with data center heavyweight, Rackspace (RAX) being one of the biggest detractors from Fund performance for the year, down 47.31%. Competition from companies like Amazon (AMZN) and Microsoft (MSFT), which are investing heavily in cloud-related business, has driven prices for cloud services down, hitting Rackspace’s earnings.

Data center firm Equinix (EQIX) was another negative contributor, falling 13.94% in 2013. The company operates co-locations worldwide, and has reported a negative impact from currency fluctuation overseas. Nonetheless, Equinix opened data centers in Europe and Asia in 2013, and is also moving ahead with plans to convert to a Real Estate Investment Trust, which should lower its effective tax rate beginning in 2015.

Another drag on Fund performance was VMWare (VMW). Shares of the virtualization company fell early in the year, due in part to the announcement that eBay and PayPal would stop using VMware’s software and switch to a free, open-source software. Shares rebounded 10% in mid-March on the news that VMWare and its parent company EMC Corp. (EMC) would create a spin-off unit to focus on data analytics, and the company reported solid earnings in Q2, Q3, and Q4, VMWare ended the year with lowered guidance on licensing revenue in the coming quarter, and finished the year down 4.71%.

It was a mixed year for software giant Apple (AAPL). Although shares finished the year up 8.07%, the company underperformed, thereby negatively affecting Fund performance. The company’s earnings growth was flat in Q1 and Q2 was the first year-over-year earnings decline for Apple in 10 years, which has investors fearing continued slowing growth as the company matures.

www.firsthandfunds.com	9

Fund Performance and Holdings Information (as of 12/31/13)
Firsthand Technology Opportunities Fund vs. Market Indices

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	NASDAQ COMPOSITE INDEX	S&P 500 INDEX
Since Inception (9/30/99)	-1.25%	3.90%	4.54%
10-Year	10.50%	8.82%	7.39%
5-Year	25.28%	22.95%	17.91%
3-Year	11.13%	17.84%	16.14%
1-Year	31.80%	40.17%	32.38%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% NET ASSETS		% NET ASSETS
Internet	38.3%	Apple, Inc.	12.8%
Computer	12.8%	Amazon.com, Inc.	8.1%
Semiconductors	9.1%	Google, Inc., Class A	6.8%
Communications Equipment	6.9%	QUALCOMM, Inc.	6.4%
Software	6.3%	Baidu, Inc. – SP ADR	5.4%
Communications	5.4%	Pandora Media, Inc.	5.4%
Renewable Energy	4.8%	GT Advanced Technologies, Inc.	4.8%
Social Networking	4.4%	Tencent Holdings, Ltd.	4.8%
Semiconductor Equipment	2.7%	SINA Corp.	4.7%
Other Electrnics	1.4%	ARM Holdings, PLC – SP ADR	4.4%
Peripherals	1.3%
Advanced Materials	0.7%
Networking	0.6%
Net Other Assets and Liabilities	5.3%

*
Based on percentage of net assets as of 12/31/13. **Top 10 stock holdings total 63.6% of net assets. These holdings are current as of 12/31/13, and may not be representative of current or future investments.

10	2013 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND
Performance and Portfolio Discussion

How did the Fund perform in 2013?
Firsthand Alternative Energy Fund (ALTEX) posted again of 93.71%, versus a 58.54% gain for the WilderHill Clean Energy Index and a 32.38% gain for the S&P 500 Index. For the six months ended December 31, 2013, Firsthand Alternative Energy Fund gained 28.63% compared to a 19.72% gain for the WilderHill Clean Energy Index and a 16.30% gain for the S&P 500 Index.

Which industries had the greatest impact on the Fund’s performance?
For the period ended December 31, 2013, renewable energy represented the portfolio’s largest weighting, followed by holdings in the advanced materials and semiconductor industries. The portfolio’s exposure to the renewable energy and advanced materials industries contributed most to the Fund’s outperformance versus its primary benchmark in 2013.

Which individual holdings were the largest contributors to the Fund’s performance?
Solar panel installer SolarCity (SCTY) was the top contributor to Fund performance for the period, returning 376.28% on the year. The news that China-based Suntech Power (STP) filed for bankruptcy in November indicated that China may be growing tired of propping up its solar industry, which helped buoy U.S.-based solar companies. SolarCity’s business model, which avoids hardware manufacturing and instead focuses on installation and financing, helps it weather the pricing issues that plague panel makers.

Another top performer in 2013 was GT Advanced Technologies (GTAT), which posted a 187.79% gain for the year. The company makes equipment for solar and LED lighting products and also operates a sapphire division that manufactures crystallization furnaces and sapphire materials. Sapphire is used in Samsung’s (no U.S. symbol) new smart watch and the new fingerprint sensors in the latest iPhone. Apple (AAPL) is also rumored to be considering sapphire touch screen covers for the next-generation iPhone.

Solar system provider SunPower (SPWR) was the Fund’s next largest contributor. Shares jumped 105.34% in Q1 alone and finished the year up 430.43%. In January, it was reported that SunPower had entered into a deal with Warren Buffett’s MidAmerican Energy Holdings Co. The company has also evolved from a solar module manufacturer, to a developer of residential, commercial, and utility-scale solar power plants.

Another top contributor was SunEdison (SUNE). In May, SunEdison changed its name from MEMC Electronic Materials, reflecting its transition from a solar and semiconductor materials business to a solar energy provider. As its silicon wafer business became commoditized, the company began focusing on the downstream solar market

www.firsthandfunds.com	11

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Performance and Portfolio Discussion

to become a solar project developer. The change has begun to pay off and the company finished the year up 306.54%.

China-based Jinko Solar (JKS) rounds out the top five performers for the Fund in 2013, returning 371.82% for the period. In the second quarter Jinko returned to profit after nearly two years of quarterly losses. The company also raised nearly $68 million in a secondary offering of 4.37 million new shares. Jinko is among the companies that have benefitted from the Chinese government’s low-cost loans and revised feed-in tariffs, which are expected to provide a significant boost to Chinese solar installations in coming years.

Which holdings were the greatest detractors from the Fund’s performance?
There were few negative performers for the Fund in 2013, with nearly all of our holdings at year end recording gains for the period.

The biggest drain on Fund performance for the period was SMA Solar Technology AG (no U.S. symbol). SMA Solar is one of the world’s largest producers of power inverters, and although weak demand in Europe led it to forecast a loss for 2013, it finished the year up 20.78%. However, the Fund purchased shares late in November at an average cost of $39.68 per share and shares finished the year at $31.59, giving us a loss of 20.41%.

Itron (ITRI), a maker of smart meters, also detracted slightly from Fund performance for the period, finishing down 7.00%. We still believe in the market for smart meters, both here and in Europe and Asia, but Itron is feeling some pain from the near-depletion of smart meter stimulus grant funds in the U.S., and the economic turmoil that continues to plague Europe.

12	2013 Annual Report

Fund Performance and Holdings Information (as of 12/31/13)
Firsthand Alternative Energy Fund vs. Market Indices

	FIRSTHAND ALTERNATIVE ENERGY FUND	WILDERHILL CLEAN ENERGY INDEX	S&P 500 INDEX
Since Inception (10/29/07)	-6.81%	-19.45%	5.29%
5-Year	2.64%	-4.33%	17.91%
3-Year	-3.81%	-13.43%	16.14%
1-Year	93.71%	58.54%	32.38%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% NET ASSETS		% NET ASSETS
Renewable Energy	31.3%	GT Advanced Technologies, Inc.	9.1%
Advanced Materials	9.2%	Power Integrations, Inc.	6.5%
Semiconductors	7.4%	ABB, Ltd.	5.7%
Energy Efficiency	6.3%	SMA Solar Technology AG	4.7%
Electrical Equipment	5.7%	Quanta Services, Inc.	4.6%
Industrials	5.5%	Cree, Inc.	4.6%
Other Electronics	5.5%	Rockwood Holdings, Inc.	4.2%
Engineering Service	4.6%	SolarCity Corp.	4.2%
Basic Materials	4.4%	3M Co.	3.4%
Building Automation	3.1%	SunEdison, Inc.	3.4%
Waste & Environment Service	2.6%
Environmental Services	1.4%
Intellectual Property	0.0%
Net Other Assets and Liabilities	13.0%

*
Based on percentage of net assets as of 12/31/13. **Top 10 stock holdings total 50.4% of net assets. These holdings are current as of 12/31/13, and may not be representative of current or future investments.

www.firsthandfunds.com	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Firsthand Funds, San Jose, California

We have audited the accompanying statements of assets and liabilities of Firsthand Funds (the “Funds”), comprising respectively, Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund, including the portfolios of investments as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER, LLP
Philadelphia, Pennsylvania
February 18, 2014

14	2013 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Portfolio of Investments (as of 12/31/13)

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
COMMON STOCKS — 94.7% ($93,774,532)
Advanced Materials (0.7%)
Corning, Inc.	40,000	$712,800
Communications (5.4%)
Equinix, Inc.*	20,000	3,549,000
Gogo, Inc.*	10,000	248,100
Rackspace Hosting, Inc.*	40,000	1,565,200
		5,362,300
Communications Equipment (6.9%)
QUALCOMM, Inc.	85,000	6,311,250
Telefonaktiebolaget Ericsson LM - SP ADR	40,000	489,600
		6,800,850
Computer (12.8%)
Apple, Inc.	22,500	12,624,975
Internet (38.3%)
Akamai Technologies, Inc.*	40,000	1,887,200
Amazon.com, Inc.*	20,000	7,975,800
Baidu, Inc. - SP ADR*	30,000	5,336,400
Google, Inc., Class A*	6,000	6,724,260
Linkedin Corp.*	5,000	1,084,150
Pandora Media, Inc.*	200,000	5,320,000
SINA Corp.*	55,000	4,633,750
Tencent Holdings, Ltd.	75,000	4,783,797
Yandex NV, Class A*	5,000	215,750
		37,961,107
Networking (0.6%)
Palo Alto Networks, Inc.*	10,000	574,700
Other Electronics (1.4%)
VeriFone Systems, Inc.*	50,000	1,341,000
Peripherals (1.3%)
EMC Corp.	50,000	1,257,500
Renewable Energy (4.8%)
GT Advanced Technologies, Inc.*	550,000	4,796,000

see accompanying notes to financial statements

www.firsthandfunds.com	15

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued
Portfolio of Investments (as of 12/31/13)

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
Semiconductor Equipment (2.7%)
LAM Research Corp.*	50,000	$2,722,500
Semiconductors (9.1%)
ARM Holdings, PLC - SP ADR	80,000	4,379,200
Exar Corp.*	100,000	1,179,000
Skyworks Solutions, Inc.*	120,000	3,427,200
		8,985,400
Social Networking (4.4%)
Facebook, Inc.*	80,000	4,372,800
Software (6.3%)
Intuit, Inc.	20,000	1,526,400
Oracle Corp.	30,000	1,147,800
VMware, Inc., Class A*	40,000	3,588,400
		6,262,600
INVESTMENT COMPANY — (4.4%)
Fidelity Institutional Money Market Fund (1)	4,344,790	4,344,790

Total Investments — 99.1% (Cost $62,428,423)		98,119,322

Other assets in excess of liabilities — 0.9%		861,989

NET ASSETS — 100.0%		$98,981,311

*	Non-income producing security.
(1)	The Fidelity Institutional Money Market Fund invests primarily in U.S. Treasury Securities.
SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements

16	2013 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND
Portfolio of Investments (as of 12/31/13)

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
COMMON STOCKS —87.0% ($11,804,401)
Advanced Materials (9.2%)
Corning, Inc.	19,460	$346,777
Praxair, Inc.	3,400	442,102
SunEdison, Inc.*	35,130	458,447
		1,247,326
Basic Materials (4.4%)
Metalico, Inc.*	11,500	23,805
Rockwood Holdings, Inc.	8,000	575,360
		599,165
Building Automation (3.1%)
Johnson Controls, Inc.	8,200	420,660
Electrical Equipment (5.7%)
ABB, Ltd. - SP ADR	29,000	770,240

Energy Efficiency (6.3%)
ESCO Technologies, Inc.	10,000	342,600
Honeywell International, Inc.	3,080	281,420
Itron, Inc.*	5,565	230,558
		854,578
Engineering Service (4.6%)
Quanta Services, Inc.*	20,000	631,200

Environmental Services (1.4%)
Advanced Emissions Solutions, Inc*	3,400	184,382
Industrials (5.5%)
3M Co.	3,300	462,825
United Technologies Corp.	2,500	284,500
		747,325
Intellectual Property (0.0%)
Silicon Genesis Corp., Common (1)*	181,407	0
Other Electronics (5.5%)
Cree, Inc.*	10,000	625,700
Intevac, Inc.*	15,800	117,394
		743,094

see accompanying notes to financial statements

www.firsthandfunds.com	17

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Portfolio of Investments (as of 12/31/13)

	SHARES	MARKET VALUE
Renewable Energy (31.3%)
Amtech Systems, Inc.*	6,600	$45,936
First Solar, Inc.*	5,000	273,200
Gamesa Corp. Tecnologica S.A.	7,271	75,821
GT Advanced Technologies, Inc.*	141,900	1,237,368
Iberdrola S.A.	17,740	113,117
JA Solar Holdings Co., Ltd. – ADR*	13,000	119,210
JinkoSolar Holding Co., Ltd. - ADR*	8,000	234,400
Motech Industries, Inc.*	58,069	119,046
Orion Energy Systems, Inc.*	14,000	95,200
Sharp Corp.	11,000	34,888
SMA Solar Technology AG	20,000	631,724
SolarCity Corp.*	10,000	568,200
SunPower Corp., Class B*	10,931	325,853
Trina Solar Ltd. - SP ADR*	4,600	62,882
ULVAC, Inc.*	2,700	35,586
Vestas Wind Systems A.S.*	6,000	178,200
Yingli Green Energy Holding Co. - ADR*	20,000	101,000
		4,251,631
Semiconductors (7.4%)
Exar Corp.*	10,000	117,900
Power Integrations, Inc.	15,799	881,900
		999,800
Waste & Environment Service (2.6%)
Covanta Holding Corp.	20,000	355,000
PREFERRED STOCK — 0.0% ($0)
Intellectual Property (0.0%)
Silicon Genesis Corp., Series 1-C (1)*	152	0
Silicon Genesis Corp., Series 1-E (1)*	3,000	0
		0

see accompanying notes to financial statements

18	2013 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Portfolio of Investments (as of 12/31/13)

	SHARES	MARKET VALUE
INVESTMENT COMPANY — 13.0% ($1,762,733)
Fidelity Institutional Money Market Fund (2)	1,762,733	$1,762,733

Total Investments —100.0% (Cost $12,979,641)		13,567,134

Other assets in excess of liabilities — 0.0%		3,293

NET ASSETS — 100.0%		$13,570,427

*	Non-income producing security.
(1)	Restricted security.
(2)	The Fidelity Institutional Money Market Fund invests primarily in U.S. Treasury securities.
ADR American Depositary Receipt
SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements

www.firsthandfunds.com	19

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2013

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
ASSETS
Investment securities:
Acquisition cost	$62,428,423	$12,979,641
Market value (Note 2)	98,119,322	13,567,134
Foreign currency at value ($42,287 and $6,900)	42,364	7,028
Receivable for securities sold	964,067	—
Receivable from dividends, interest, and reclaims	—	4,703
Receivable for capital shares sold	213,102	102,558
TOTAL ASSETS	99,338,855	13,681,423
LIABILITIES
Payable to affiliates (Note 4)	152,314	21,602
Payable for capital shares redeemed	205,230	89,394
TOTAL LIABILITIES	357,544	110,996
NET ASSETS	$98,981,311	$13,570,427
Net Assets consist of:
Paid-in-capital	$67,913,887	$14,338,920
Accumulated net investment loss	—	—
Accumulated net realized losses from security transactions and foreign currency transactions	(4,623,552)	(1,356,150)
Net unrealized appreciation on investments and foreign currency	35,690,976	587,657
NET ASSETS	$98,981,311	$13,570,427
Shares outstanding	12,586,923	2,096,815
Net asset value, redemption price and offering price per share (Note 2)	$7.86	$6.47

see accompanying notes to financial statements

20	2013 Annual Report

STATEMENTS OF OPERATIONS
December 31, 2013

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
INVESTMENT INCOME
Dividends	$480,365	$30,857
Interest	516	137
Foreign tax withholding	(2,521)	(594)
TOTAL INVESTMENT INCOME	478,360	30,400
EXPENSES
Investment advisory fees (Note 4)	1,232,584	100,159
Administration fees (Note 4)	396,188	29,459
Trustees fees	9,000	10,600
GROSS EXPENSES	1,637,772	140,218
Trustees fees reimbursement	(9,000)	(10,600)
TOTAL NET EXPENSES	1,628,772	129,618

NET INVESTMENT LOSS	(1,150,412)	(99,218)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains from security transactions	3,852,680	93,988
Net realized losses from purchased option transactions(1)	(391,867)	—
Net realized gains (losses) on foreign currency	(3)	32
Net realized gains from written option transactions(1)	640,152	—
Net change in unrealized appreciation on investments and foreign currency	20,640,288	3,253,269
Net change in unrealized appreciation on purchased options(1)	371,867	—
Net Realized and Unrealized Gain on Investments	25,113,117	3,347,289
Net Increase In Net Assets Resulting From Operations	$23,962,705	$3,248,071

(1)	Primary risk exposure is equity contracts.

see accompanying notes to financial statements

www.firsthandfunds.com	21

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2013, and December 31, 2012

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	Year Ended 12/31/13	Year Ended 12/31/12
FROM OPERATIONS:
Net investment loss	$(1,150,412)	$(1,239,351)
Net realized gains from security transactions, purchased options, foreign currency and written options	4,100,962	3,423,215
Net change in unrealized appreciation on investments, purchased options, and foreign currency	21,012,155	12,527,445
Net increase in net assets from operations	23,962,705	14,711,309
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments	(5,203,049)	—
Total Distributions	(5,203,049)	—
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,284,401	16,225,658
Proceeds received in merger (Note 6)	—	25,002,665
Dividends reinvested	5,067,016	—
Payment for shares redeemed	(37,270,224)	(40,186,648)
Net increase (decrease) in net assets from capital share transactions	(14,918,807)	1,041,675
TOTAL INCREASE IN NET ASSETS	3,840,849	15,752,984
NET ASSETS:
Beginning of year	95,140,462	79,387,478
End of year	$98,981,311	$95,140,462
COMMON SHARE ACTIVITY:
Shares sold	2,457,648	2,713,289
Shares received in merger (Note 6)	—	4,346,937
Shares reinvested	654,653	—
Shares redeemed	(5,625,199)	(6,658,848)
Net increase (decrease) in shares outstanding	(2,512,898)	401,378
Shares outstanding, beginning of year	15,099,821	14,698,443
Shares outstanding, end of year	12,586,923	15,099,821

see accompanying notes to financial statements

22	2013 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2013, and December 31, 2012

	FIRSTHAND ALTERNATIVE ENERGY FUND
	Year Ended 12/31/13	Year Ended 12/31/12
FROM OPERATIONS:
Net investment loss	$(99,218)	$(26,423)
Net realized gains (losses) from security transactions and foreign currency	94,020	(656,766)
Net change in unrealized appreciation on investments and foreign currency	3,253,269	4,167
Net increase (decrease) in net assets from operations	3,248,071	(679,022)
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,585,685	275,864
Payment for shares redeemed	(10,265,988)	(1,112,385)
Net increase (decrease) in net assets from capital share transactions	8,319,697	(836,521)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,567,768	(1,515,543)
NET ASSETS:
Beginning of year	2,002,659	3,518,202
End of year	$13,570,427	$2,002,659
COMMON SHARE ACTIVITY:
Shares sold	3,372,652	72,509
Shares redeemed	(1,874,985)	(277,646)
Net increase (decrease) in shares outstanding	1,497,667	(205,137)
Shares outstanding, beginning of year	599,148	804,285
Shares outstanding, end of year	2,096,815	599,148

www.firsthandfunds.com	23

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	YEAR ENDED 12/31/13	YEAR ENDED 12/31/12	YEAR ENDED 12/31/11	YEAR ENDED 12/31/10*	YEAR ENDED 12/31/09
Net asset value at beginning of year	$6.30	$5.40	$6.05	4.68	$2.69
Income from investment operations:
Net investment loss	(0.09)	(0.08)	(0.09)	(0.05)	(0.06)
Net realized and unrealized gains (losses) on investments	2.09	0.98	(0.56)	1.42	2.05
Total from investment operations	2.00	0.90	(0.65)	1.37	1.99
Distributions from:
Realized capital gains	(0.44)	—	—	—	—
Net asset value at end of year	$7.86	$6.30	$5.40	$6.05	$4.68
Total return	31.80%	16.67%	(10.74%)	29.27%	73.98%
Net assets at end of year (millions)	$99.0	$95.1	$79.4	$85.3	$34.9
Ratio of gross expenses to average net assets before waiver	1.86%	1.86%	1.86%	1.86%	1.92%
Ratio of net expenses to average net assets after waiver	1.85%	1.85%	1.85%	1.85%	1.90%
Ratio of net investment loss to average net assets	(1.31%)	(1.28%)	(1.21%)	(1.42%)	(1.66%)
Portfolio turnover rate	21%	81%	128%	164%	41%

*	Prior to 5/1/10 Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.

see accompanying notes to financial statements

24	2013 Annual Report

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND ALTERNATIVE ENERGY FUND

	YEAR ENDED 12/31/13	YEAR ENDED 12/31/12	YEAR ENDED 12/31/11	YEAR ENDED 12/31/10	YEAR ENDED 12/31/09
Net asset value at beginning of year	$3.34	$4.37	$7.27	8.01	$5.68
Income from investment operations:
Net investment loss	(0.05)	(0.04)	(0.10)	(0.12)	(0.10)
Net realized and unrealized gains (losses) on investments	3.18	(0.99)	(2.80)	(0.62)	2.43
Total from investment operations	3.13	(1.03)	(2.90)	(0.74)	2.33
Net asset value at end of year	$6.47	$3.34	$4.37	$7.27	$8.01
Total return	93.71%	(23.57%)	(39.89%)	(9.24%)	41.02%
Net assets at end of year (millions)	$13.6	$2.0	$3.5	$5.9	$7.4
Ratio of gross expenses to average net assets before waiver	2.14%	2.38%	2.11%	2.10%	2.27	% *
Ratio of net expenses to average net assets after waiver	1.98%	1.98%	1.98%	1.98%	2.15	% *
Ratio of net investment loss to average net assets	(1.52%)	(0.98%)	(1.43%)	(1.48%)	(1.68%)
Portfolio turnover rate	26%	10%	16%	58%	41%

*	Ratio for year ended 2009 includes dividend expenses on securities sold short of 0.11%.

see accompanying notes to financial statements

www.firsthandfunds.com	25

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

1. ORGANIZATION

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

FUND	INCEPTION DATE
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that the Investment Adviser believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation— A Fund’s portfolio of securities is valued as follows:
1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

26	2013 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

www.firsthandfunds.com	27

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2013:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TEFQX
Common Stocks
Advanced Materials	$712,800	$—	$—
Communications	5,362,300	—	—
Communications Equipment	6,800,850	—	—
Computer	12,624,975	—	—
Internet	37,961,107	—	—
Networking	574,700	—	—
Other Electronics	1,341,000	—	—
Peripherals	1,257,500	—	—
Renewable Energy	4,796,000	—	—
Semiconductor Equipment	2,722,500	—	—
Semiconductors	8,985,400	—	—
Social Networking	4,372,800	—	—
Software	6,262,600	—	—
Total Common Stock	93,774,532	—	—
Investment Company	4,344,790	—	—
Total	$98,119,322	$—	$—

28	2013 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$1,247,326	$—	$—
Basic Materials	599,165	—	—
Building Automation	420,660	—	—
Electrical Equipment	770,240	—	—
Energy Efficiency	854,578	—	—
Engineering Service	631,200	—	—
Environmental Services	184,382	—	—
Industrials	747,325	—	—
Other Electronics	743,094	—	—
Renewable Energy	4,181,157	70,474	—
Semiconductors	999,800	—	—
Waste & Environ. Service	355,000	—	—
Total Common Stocks	11,733,927	70,474	—
Preferred Stocks
Intellectual Property	—	—	—
Total Preferred Stocks	—	—	—
Investment Company	1,762,733	—	—
Total	$13,496,660	$70,474	$—

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period. At December 31, 2013, securities valued at $70,474 were transferred from Level 1 to Level 2.

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

www.firsthandfunds.com	29

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

FIRSTHAND ALTERNATIVE ENERGY FUND

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/12	GROSS PURCHASES	GROSS SALES	NET REALIZED GAINS (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 12/31/13
Preferred Stocks
Intellectual Property	$94	$—	$—	$—	$(94)	$—	$—
Renewable Energy	2,707	—	—	(21,425)	18,718	—	—
Total	$2,801	$—	$—	$(21,425)	$18,624	$—	$—

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of December 31, 2013, Firsthand Alternative Energy Fund was $(94) and is included in “Net change in unrealized appreciation on investments and foreign currency” on the Statement of Operations.

The below chart represents quantitative disclosure about significant unobservable inputs for level 3 fair value measurements:

	FAIR VALUE AT 12/31/13	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE
Direct venture capital investments: Intellectual Property	$0	Market Comparable Companies	Revenue Multiple Volatility Risk-free Rate Discount for Lack of Marketability	0.9x - 2.5x 57.27% 1.75% 0.0% - 33.4%

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s net asset value per share.

Investment Income— Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

30	2013 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Foreign Securities— Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.  The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options— The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices.  The Funds may also write put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

The market value of the Fund’s purchased and written options as of December 31, 2013 can be found on the Portfolio of Investments. The net realized gains/(loss) from purchased and written options and the net change in unrealized appreciation (depreciation) on purchased and written options for the year ended December 31, 2013 can be found on the Statements of Operations.

The number of option contracts written and the premiums received during the year ended December 31, 2013, were as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written during period	3,800	1,620,136
Options expired during period	(1,985)	(630,198)
Options closed during period	(420)	(627,490)
Options exercised during period	(1,395)	(362,448)
Options outstanding, end of period	—	$—

FIRSTHAND ALTERNATIVE ENERGY FUND
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written during period	10	6,330
Options expired during period	—	—
Options closed during period	—	—
Options exercised during period	(10)	(6,330)
Options outstanding, end of period	—	$—

The average volume of derivatives during the year ended December 31, 2013 is as follows:

	PURCHASED OPTIONS (CONTRACTS)	WRITTEN OPTIONS (CONTRACTS)
Firsthand Technology Opportunities Fund	400	32

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

32	2013 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.  The fund did not invest in short sales for the year ended December 31, 2013.

Reclassification of Capital Accounts— Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2013 as follows:

	INCREASE (DECREASE)
	Paid-in-Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Firsthand Technology Opportunities Fund	$(2,084,427)	$1,150,412	$934,015
Firsthand Alternative Energy Fund	(99,186)	99,218	(32)

These reclassifications, related to different treatment of current year write off of net operating loss, and overdistributions, have no effect on net asset value per share.

Security Transactions— Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

Estimates— The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

Federal Income Tax— Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid for the year ended December 31, 2013 and 2012 was as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	2013	2012
From long-term capital gains	$5,203,049	$—

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2013.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$35,708,839	$2,145,482
Gross unrealized depreciation	(1,303,145)	(1,656,225)
Net unrealized appreciation (depreciation)	$34,405,694	$489,257
Federal income tax cost	$63,713,628	$13,077,877

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

34	2013 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

As of December 31, 2013, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	SHORT-TERM EXPIRING 2016		SHORT-TERM EXPIRING 2017	SHORT-TERM EXPIRING 2018
TEFQX*	$1,711,495	**	$—	$—
ALTEX*	—		181,999	108,018

	SHORT-TERM NO EXPIRATION	LONG-TERM NO EXPIRATION	TOTAL
TEFQX*	$—	$—	$1,711,495
ALTEX*	—	967,897	1,257,914

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.
**	Subject to annual limitations from the Reorganization (See Note 6)

For the year ended December 31, 2013, the Technology Opportunities Fund utilized $815,087 of capital loss carryforwards.

Components of Distributable Earnings
	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Net Unrealized Appreciation (Depreciation)*	$34,405,771	$489,421
Qualified Late Year Ordinary Losses Deferred**	(1,626,852)	—
Accumulated Capital Loss Carryforward	(1,711,495)	(1,257,914)
Total Distributable Earnings	$31,067,424	$(768,493)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddle losses.
**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return.  Taxable years ending 2013, 2012, 2011 and 2010 remain open to federal and state audit.  As of December 31, 2013, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

3. INVESTMENT TRANSACTIONS (EXCLUDING SHORT-TERM INVESTMENTS) WERE AS FOLLOWS FOR THE YEAR ENDED DECEMBER 31, 2013.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Purchase of investment securities	$17,571,873	$7,840,843
Proceeds from sales and maturities of investment securities	$32,592,625	$1,338,497

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS; CERTAIN TRUSTEES AND OFFICERS OF THE TRUST ARE ALSO OFFICERS OF THE INVESTMENT ADVISER AND BNY MELLON.

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon. BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations.  Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Firsthand Capital Management, Inc. is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX and 1.53% for ALTEX of its average daily net assets, respectively. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each  Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85%, for TEFQX and 1.98% for ALTEX, excluding any extraordinary fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

ADMINISTRATION AGREEMENT
The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon.  In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Additionally, BNY Mellon serves as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent.  The Bank of New York Mellon, serves as the custodian for the Trust.

5. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if,

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2013, the Alternative Energy Fund was invested in the following restricted securities:

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,957	$—	—%
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	—	—%
Silicon Genesis Corp., Series 1-C P/S	September 2, 2008	152	46	—	—%
Silicon Genesis Corp., Series 1-E P/S	September 2, 2008	3,000	3,180	—	—%
			$57,649	$—	—%

P/S - Preferred Stock

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

As of December 31, 2013, Kevin Landis represents the Funds and sits on the following private company’s board: Silicon Genesis Corporation.  Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Fund will not be unfavorably affected by these potential conflicts.

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

6. REORGANIZATION

On May 22, 2012, shareholders of Firsthand Technology Leaders Fund approved the merger of Firsthand Technology Leaders Fund (“TLFQX”) into Firsthand Technology Opportunities Fund (the “Fund”).  The merger was completed on May 25, 2012.  The merger was a non-taxable event. The reasons for the reorganization were the changing market environment for technology stocks, performance and achieving economies of scale. TLFQX was credited with 4,346,937 shares of beneficial interest of the Fund at $5.75 net asset value per share.  As a result of the reorganization, each shareholder of TLFQX received shares of the Fund with an aggregate net asset value that is equal to the aggregate net asset value of the shares of TLFQX held by that shareholder as of close of business on May 25, 2012.

The shares outstanding of TLFQX immediately before the merger and shares of the Fund issued to TLFQX shareholders were:

MERGED FUND	SHARES EXCHANGED	ACQUIRING FUND	SHARES ISSUED	NET ASSET VALUE	CONVERSION RATIO
Firsthand Technology Leaders Fund	1,278,111	Firsthand Technology Opportunities Fund	4,346,937	$5.75	3.40106

The net assets and net unrealized appreciation (depreciation) of TLFQX and the net assets of the Fund immediately before the merger were as follows:

MERGED FUND	NET ASSETS	UNREALIZED APPRECIATION/ DEPRECIATION	ACQUIRING FUND	NET ASSETS
Firsthand Technology Leaders Fund	$25,002,665	$1,674,417	Firsthand Technology Opportunities Fund	$77,430,627

The net assets and shares outstanding of the Fund upon completion of the reorganization were $102,433,292 and $17,808,943 respectively.

Assuming the reorganization had been completed on January 1, 2012, the Fund’s results of operation for the year ended December 31, 2012 would have been as follows:

Net investment income/(loss)	$(1,375,110)
Net realized and unrealized gain/(loss) on investments	16,139,392
Net increase in assets from operations	$14,764,282

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NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2013

Because the combined investment portfolio have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of TLFQX that have been included in the Fund’s Statement of Operations since May 25, 2012.

7. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40	2013 Annual Report

ADDITIONAL INFORMATION (UNAUDITED)
December 31, 2013

BOARD REVIEW OF ADVISORY AGREEMENT (UNAUDITED)

Trustees (the “Board”) of Firsthand Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the master investment advisory agreement between Firsthand Capital Management, Inc. (the “Adviser”) and the Trust on behalf of each of its series (each a “Fund” and collectively, the “Funds”) (the “Advisory Agreement”).  The Advisory Agreement was approved for an additional one-year term at a meeting of the Board held on August 16, 2013.  The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement.  In approving the Advisory Agreement, the Board considered information provided by the Adviser, with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser.  The most recent investment adviser registration form for the Adviser was provided to the Board, as were written and oral responses of the Adviser to an information request submitted by independent legal counsel on behalf of the Independent Trustees.  The Board reviewed these responses, which included, among other things, information about the background and experience of the investment personnel of the Adviser primarily responsible for day-to-day portfolio management of the Funds. The Board also considered the Adviser’s separate Administration Agreement with the Funds and the Adviser’s overall ability to manage and administer the Funds as well as to oversee the service providers to the Funds.

The Board evaluated the ability of the Adviser, considering its financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, supervisory and administrative personnel. In this regard, the Board considered information regarding the Adviser’s compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans.

The Board considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent “soft dollar” benefits are sought, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures.  The Board reviewed the policies of the Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients. The Board noted that the Adviser does not use “traditional soft-dollar” arrangements where soft-dollar credits are generated based on the level of trades and then used for products or services from third-parties. The Board also noted that the Adviser, from time to time, entered into arrangements where it received re-

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ADDITIONAL INFORMATION (UNAUDITED)
December 31, 2013

search (including invitations to conferences) from broker-dealers that the Adviser used to execute client trades.  The Board also considered that the Adviser had outsourced the trading function to achieve certain operating efficiencies.

The Board also considered the markets for the Funds, including the principal channels through which the Funds’ shares are offered and sold, and the activities of the Adviser in connection with the marketing of the Funds.

In addition, the Board received and reviewed information on SEC and other inquiries, examinations and proceedings relating to the Funds and the Adviser, including the former Adviser.  The Board considered the investment and legal compliance programs of the Adviser, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives, and the level of compliance attained by the Adviser.

Based on the above factors, together with those referenced below, the Board, including a majority of the Independent Trustees, concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each fund by the Adviser.

Fund Performance
The Board considered each Fund’s performance results over one-year, three-year, five-year and ten-year periods, or shorter periods, as relevant.  It also considered these results in comparison to the performance results of various benchmark indices and of the Funds in relevant Morningstar sectors.  The  Board referenced the presentation regarding performance earlier in the meeting and noted that TOF outperformed its primary benchmark for the five- and ten-year periods ended June 30, 2013and that AEF outperformed its primary benchmark for the one-year period ended June 30, 2013.

Investment Advisory Fee Rates and Other Expenses
The Board reviewed and considered the proposed contractual investment advisory fee rates (the “Advisory Agreement Rates”) payable by the Funds to the Adviser for investment advisory services.  Additionally, the Board received and considered information comparing the Advisory Agreement Rates (both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates) and the total expense ratios of the Funds with those of other funds in appropriate peer universes provided by Lipper.  The Board noted that the respective Advisory Agreement Rates for each Fund were significantly higher than the median rates of each fund’s peer universe, but that the total expense ratio of each Fund was not appreciably above the median total expense ratio of the respective peer universe.  The Board deemed the comparison of total expense ratios to be more relevant than the comparison of Advisory Agreement Rates because of the unitary fee structure of the Funds.

42	2013 Annual Report

ADDITIONAL INFORMATION (UNAUDITED)
December 31, 2013

Profitability
The Board received and considered a profitability analysis of the Adviser with respect to the Funds.  The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that the Adviser received with regard to providing these services to the Funds were not excessive.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the existing Funds. The Board observed that the Investment Advisory Agreement limits each Fund’s total annual operating expenses to a percentage of the Fund’s assets and that this percentage is reduced as the Fund’s assets grow (known as “breakpoints”).  The Board concluded that no change was necessary to the current breakpoints to reflect any economies of scale.

Information about Services to Other Clients
The Board also received and considered information about the services and fee rates offered by the Adviser to its other clients, including other registered and unregistered investment companies, private accounts and institutional investors.  The Board concluded that the investment advisory rates charged by the Adviser to the Funds were within a reasonable range of the fee rates offered to other clients of the Adviser.  Where rates offered to other clients or potential clients were lower, the Board concluded that the costs associated with managing and operating a registered open-end fund, compared with an unregistered investment company, private account or institutional investor account provided a justification for higher fee rates to the Funds.

Other Benefits to the Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Funds.  Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Funds (such as “soft dollar” benefits) and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

Other Factors and Broader Review
Throughout the year, the Board regularly reviews and assesses the quality of the services that the Funds receive from the Adviser.  In this regard, the Board reviews reports of the Adviser in each of its quarterly meetings, which include, among other things, a detailed

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ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2013

portfolio review and detailed fund performance reports.  In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

After considering the aforementioned factors and based on its deliberations and evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreement for each Fund was in the best interest of each Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2013

Information about the trustees and officers* of the Funds is set forth in the following table.  The Statement of Additional Information (the “SAI”) includes additional information about the Funds’ trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675.

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
DISINTERESTED TRUSTEES
Greg Burglin (1960) TRUSTEE 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	THREE	ONE
Kimun Lee (1946) Trustee 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2010
Mr. Lee is a California registered investment advisor. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980. Since September 2009, Mr. Lee has served as a principle and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares Diversified Alternatives Trust, iShares Gold Trust, iShares Silver Trust, iShares Dow Jones-UBS Roll Select Commodity Index Trust (CMDT) and iShares S&P GSCI Commodity-Indexed Trust (GSG).
			THREE	TWO

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ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2013

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
INTERESTED TRUSTEE
Kevin M. Landis2 (1961) TRUSTEE/PRESIDENT/ SECRETARY 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 1994
Mr. Landis is President and Chief Executive Officer of Firsthand Capital Management (prior to January 1, 2012, called SiVest Group, Inc.) and has been a portfolio manager with FCM since August 2009. He was President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc.(a similarly named investment adviser) and was a portfolio manager with Firsthand Capital Management, Inc. from may 1994 to August 2009.
			THREE	ONE3

46	2013 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2013

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
OFFICERS WHO ARE NOT TRUSTEES
Ellen Blanchard (1973) ASSISTANT SECRETARY One Boston Place 201 Washington Street 34th Floor Boston, MA 02108	SINCE 2010
Ms. Blanchard is Counsel and Vice President of BNY Mellon Investment Servicing (US) Inc. formerly, PNC Global Investment Servicing (U.S.) Inc. since 2010. She was Vice President and Counsel, Compliance Advisory Services, State Street Bank & Trust, from 2004 to 2010.
			N/A	N/A
NICHOLE MILESKI (1971) CHIEF COMPLIANCE OFFICER 150 Almaden Blvd. Suite 1250 San Jose, CA 95050	SINCE 2013
Ms. Mileski is corporate counsel of FCM since 2013; corporate paralegal of FCM since 2011. Bankruptcy paralegal at Law Office of Julian Roberts from 2009 to 2011. Extern at United States Bankruptcy Court Northern District of California San Jose Division from 2008 to 2009.
			N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
(1)	Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
(2)	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
(3)	Mr. Landis also currently sits on the board of directors for five private companies: Silicon Genesis Corp., IntraOp Medical Corporation, Pivotal Systems Corp., QMAT, Inc. and Telepathy, Inc.

www.firsthandfunds.com	47

FIRSTHAND FUNDS
P.O. Box 9836
Providence, RI 02940-8036
www.firsthandfunds.com

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
150 Almaden Blvd., Suite 1250
San Jose, CA 95113
www.firsthandcapital.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

FHF000660, exp. 3/31/2015

The interlocking “F” design is a registered trademark of Firsthand Capital Management, Inc.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description except that effective May 13, 2011, Omar Billawala replaced Kevin Landis as Treasurer (in the capacity of Chief Financial Officer) of the registrant.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that no board member is an “audit committee financial expert”.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,000 for 2012 and $30,000 for 2013.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2012 and $4,000 for 2013.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,500 for 2012 and $1,500 for 2013.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting.  Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to:  reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if:  (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the "De Minimus Exceptions").

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund.  The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%
(c) 100%
(d) 100%

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President, and Secretary
(principal executive officer)

Date	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	March 7, 2014

By (Signature and Title)*	/s/ Omar Billawala
Omar Billawala, Treasurer
(principal financial officer)

Date	March 7, 2014

* Print the name and title of each signing officer under his or her signature.